NEWS RELEASE ©2024 U. S. Steel. All Rights Reserved www.ussteel.com CONTACTS: Corporate Communications T – (412) 433-1300 E – media@uss.com Emily Chieng Investor Relations Officer T – (412) 618-9554 E – ecchieng@uss.com FOR IMMEDIATE RELEASE United States Steel Corporation Provides Second Quarter 2024 Guidance PITTSBURGH, June 17, 2024 – United States Steel Corporation (NYSE: X) today provided second quarter 2024 adjusted net earnings per diluted share guidance of $0.76 to $0.80. Second quarter 2024 adjusted EBITDA is expected to be approximately $425 million. Commenting on second quarter guidance, President and Chief Executive Officer David B. Burritt said, “We continue to run our business safely as we make progress towards closing our transaction with Nippon Steel Corporation. Adjusted EBITDA guidance of $425 million is at the lower end of our prior second quarter outlook and reflects stable domestic flat-rolled steel end-use demand despite a dynamic spot steel pricing environment. In Europe, we recently restarted our temporarily idled blast furnace in response to improving customer demand. As expected, challenging market conditions are negatively impacting the Tubular segment’s performance.” “The Big River Steel dual Galvalume® / Galvanized coating line came online in the second quarter, and we continue to progress towards the planned start-up of Big River 2 in the second half of 2024, with approximately $30 million of related start-up and one-time construction costs for both projects included in our second quarter adjusted EBITDA guidance. Our new state-of-the-art Big River 2 mini mill will provide complementary capabilities to the existing Big River Steel campus. Both mini mills, along with electrical steels from our new non-grain oriented (NGO) finishing line, will increase our capability to provide the sustainable steels that are increasingly in demand from an expanding group of end-markets.” Burritt concluded, “This quarter, we achieved significant milestones as we progress towards closing the transaction with Nippon Steel Corporation, obtaining overwhelming approval by our

©2024 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com shareholders and the receipt of all non-U.S. regulatory approvals. We continue to work towards the remaining U. S. regulatory approvals, and look forward to closing the transaction that will bring advanced technologies to U. S. Steel to support a stronger domestic steel industry with enhanced competition and will strengthen national security, economic security and job security.” Second Quarter Adjusted EBITDA Commentary The Flat-Rolled segment’s adjusted EBITDA is expected to be higher than the first quarter. Diversified end-market exposure and the favorable impact from successful annual fixed contract negotiations in the first quarter are expected to help keep average selling prices and shipments consistent despite shifting market dynamics throughout the quarter. Also, the absence of typical first quarter seasonal mining operation headwinds are expected to contribute to higher sequential EBITDA. The Mini Mill segment's adjusted EBITDA is expected to be lower than the first quarter. Average selling prices are expected to be sequentially lower reflecting the segment’s market-based monthly contract and spot price exposure. Pricing headwinds are expected to be partially offset by higher shipment volumes and lower metallics costs. Separately, as mentioned above, approximately $30 million of anticipated construction-related costs are included in the segment's adjusted results. These costs largely reflect the start-up of the Big River Steel dual Galvalume® / Galvanized coating line in the second quarter and the new Big River 2 mini mill expected to start-up in the second half of 2024. The European segment’s adjusted EBITDA is expected to be lower than the first quarter. Lower volumes are expected due to blast furnace #2 being temporarily idled for a portion of the quarter, in response to soft demand earlier in the quarter. Since then, demand has modestly improved resulting in an expected average selling price similar to the first quarter. The Tubular segment’s adjusted EBITDA is expected to be lower than the first quarter. Lower selling prices are expected to negatively impact the segment’s financial performance.

©2024 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com UNITED STATES STEEL CORPORATION NON-GAAP FINANCIAL MEASURES RECONCILIATION OF ADJUSTED EBITDA GUIDANCE (Dollars in millions) Reconciliation to Projected Adjusted EBITDA Included in Guidance Q2 2024 Projected net earnings attributable to United States Steel Corporation included in guidance $ 160 Estimated income tax provision 50 Estimated net interest and other financial costs (income) (60) Estimated depreciation, depletion, and amortization 220 Projected EBITDA included in guidance $ 370 Estimated adjustments 55 Projected adjusted EBITDA included in guidance $ 425 UNITED STATES STEEL CORPORATION NON-GAAP FINANCIAL MEASURES RECONCILIATION OF ADJUSTED NET EARNINGS GUIDANCE (Dollars in millions, except per share amounts) Reconciliation to Projected Adjusted Net Earnings Attributable to U. S. Steel Included in Guidance Q2 2024 Projected net earnings attributable to United States Steel Corporation included in guidance $ 160 Estimated adjustments 36 Projected adjusted net earnings attributable to United States Steel Corporation included in guidance $ 196 Reconciliation to Projected Adjusted Net Earnings Per Diluted Share Included in Guidance Q2 2024 Projected net earnings per diluted share included in guidance (mid-point of guidance) $ 0.64 Estimated adjustments 0.14 Projected adjusted net earnings per diluted share included in guidance (mid-point of guidance) $ 0.78 Note: This reconciliation excludes the impact of the Company's quarterly adjustment related to the surplus VEBA assets. See Note 18 in the Company's Annual Report on Form 10-K for the year ended December 31, 2023, for an explanation of the surplus VEBA assets. This excluded item is not expected to impact adjusted EBITDA.

©2024 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Cautionary Note Regarding Forward-Looking Statements This press release contains information regarding the Company and NSC that may constitute “forward-looking statements,” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, that are subject to risks and uncertainties. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “plan,” “goal,” “future,” “will,” “may” and similar expressions or by using future dates in connection with any discussion of, among other things, statements expressing general views about future operating or financial results, operating or financial performance, trends, events or developments that we expect or anticipate will occur in the future, anticipated cost savings, potential capital and operational cash improvements and changes in the global economic environment, the construction or operation of new or existing facilities or capabilities, statements regarding our greenhouse gas emissions reduction goals, as well as statements regarding the proposed transaction, including the timing of the completion of the transaction. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements include all statements that are not historical facts, but instead represent only the Company’s beliefs regarding future goals, plans and expectations about our prospects for the future and other events, many of which, by their nature, are inherently uncertain and outside of the Company’s or NSC’s control. It is possible that the Company’s or NSC’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management of the Company or NSC, as applicable, believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. In addition, forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s or NSC’s historical experience and our present expectations or projections. Risks and uncertainties include without limitation: the ability of the parties to consummate the proposed transaction on a timely basis or at all; the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement and plan of merger relating to the proposed transaction (the “Merger Agreement”); the risk that the parties to the Merger Agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue

©2024 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com certain business opportunities or strategic transactions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock or NSC’s common stock or American Depositary Receipts; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company or NSC to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders and other business relationships and on its operating results and business generally; and the risk the pending proposed transaction could distract management of the Company. The Company directs readers to its Form 10-K for the year ended December 31, 2023 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, and the other documents it files with the SEC for other risks associated with the Company’s future performance. These documents contain and identify important factors that could cause actual results to differ materially from those contained in the forward-looking statements. Note Regarding Non-GAAP Financial Measures We present adjusted net earnings, adjusted net earnings per diluted share, earnings before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings, is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA are non-GAAP measures that exclude certain charges that are not part of the Company’s core operations such as restructuring or asset impairments (Adjustment Items). We present adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations by excluding the effects of events that can obscure underlying trends. U. S. Steel’s management considers adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company’s liquidity and believes these measures are useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors.

©2024 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Additionally, the presentation of adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance because management does not consider the Adjustment Items when evaluating the Company’s financial performance. Adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA should not be considered a substitute for net earnings, earnings per diluted share or other financial measures as computed in accordance with U.S. GAAP and are not necessarily comparable to similarly titled measures used by other companies. ### 2024-024 Founded in 1901, United States Steel Corporation is a leading steel producer. With an unwavering focus on safety, the Company’s customer-centric Best for All® strategy is advancing a more secure, sustainable future for U. S. Steel and its stakeholders. With a renewed emphasis on innovation, U. S. Steel serves the automotive, construction, appliance, energy, containers, and packaging industries with high value- added steel products such as U. S. Steel’s proprietary XG3® advanced high-strength steel. The Company also maintains competitively advantaged iron ore production and has an annual raw steelmaking capability of 22.4 million net tons. U. S. Steel is headquartered in Pittsburgh, Pennsylvania, with world- class operations across the United States and in Central Europe. For more information, please visit www.ussteel.com.